                                                                 EXHIBIT 10.7(b)

            AMENDED AND RESTATED COLUMBIA/HCA HEALTHCARE CORPORATION
                         1992 STOCK AND INCENTIVE PLAN



         1.       Purpose of Plan.

                  This Plan shall be known as the "Amended and Restated Columbia/HCA Healthcare Corporation 1992 Stock and Incentive Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Columbia/HCA Healthcare Corporation, a Delaware corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and restricted stock awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

         2.       Stock Subject to Plan.

                  Subject to the provisions of Section 7 hereof, the stock to be subject to options and restricted stock awards under the Plan shall be the Company's authorized Common Stock, par value $.01 per share (the "Common Stock"). Such shares may be either authorized but unissued shares or issued shares which have been reacquired by the Company. Subject to adjustment as provided in Section 7 hereof, the maximum number of shares which may be issued pursuant to options and other awards under this Plan shall be 60,000,000 shares. If an option or restricted stock award under the Plan is canceled, terminates, expires unexercised or is exchanged for other options without the issuance of shares of Common Stock, the shares of Common Stock shall, to the extent of such termination or nonuse, again be available for options and restricted stock awards thereafter granted during the term of the Plan. Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares available for option grants and restricted stock awards under the Plan.

         3.       Administration of Plan.

                  (a) The Plan shall be administered by a Committee (the "Committee") of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934 as in effect on the date this Plan is adopted by the Board of Directors. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

                  (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option, (ii) to determine the persons to whom and the time or times at which such options or restricted stock awards shall be granted and the number of shares to be subject to each option or restricted stock award, (iii) to determine the terms of exercise of each option or receipt of each restricted stock award, (iv) to accelerate the time at which all or any part of an option may be exercised or an award may be received, (v) to amend or modify the terms of any option or award with the consent of the holder of the option or other award, (vi) to interpret the Plan, (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, (viii) to determine the terms and provisions of each option or award agreement under the Plan (any of which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (ix) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 8 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive.

                  (c) The Committee shall select one of its members as its Chairperson and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The exercise of an option or receipt of an award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following the grant of the option or other award. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

         4.       Options.

                  (a) Eligibility. Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Any full or part-time employee of the Company and of its subsidiaries, any full or part-time employee of an affiliated partnership of the Company, and consultants or independent contractors providing valuable services to the Company, one of its subsidiaries or one of its affiliated partnerships who are not also employees thereof, shall be eligible to receive options which do not qualify as Incentive Stock Options. In determining the persons to whom options shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option under this Plan may be granted an additional option or options under the Plan if the Committee shall so determine, provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Notwithstanding the foregoing, during the term of this Plan no person shall be granted options in respect of more than an aggregate of 10% of the shares of Common Stock authorized under this Plan.

                  (b) Exercise Price. The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock at the date of granting such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options shall also be determined by the Committee but may not be less than 50% of the fair market value of the Common Stock at the date of granting of such option. For purposes of the preceding two sentences and for all other valuation purposes under the Plan, the fair market value of the Common Stock shall be as reasonably determined by the Committee, but shall not be less than (i) the closing price of the stock as reported for composite transactions, if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which fair market value is being determined. If on the date of grant of any option granted under the Plan, the Common Stock of the Company is not publicly traded, the Committee shall make a good faith attempt to satisfy the option price requirement of this Section 4(b) and in connection therewith shall take such action as it deems necessary or advisable.

                  (e) Term. Each option and all rights and obligations thereunder shall, subject to the provisions of Section 4(f), expire on the date determined by the Committee and specified in the option agreement. The Committee shall be under no duty to provide terms of like duration for options granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of granting of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

                  (d)      Exercise.

                           (i)      The Committee shall have full and complete
authority to determine, subject to Section 4(f) herein, whether the option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the option as the Committee may determine.

                           (ii)     The exercise of any option granted
hereunder shall be effective only at such time as the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

                           (iii)    An optionee electing to exercise an option
shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (A) by delivering certificates for the Company's Common Stock already owned by the optionee having a fair market value as of the date of exercise equal to the full purchase price of the shares, together with any applicable withholding taxes, or (B) a combination of cash and such shares; provided, however, that an optionee shall not be entitled to tender shares of the Company's Common Stock pursuant to successive, substantially simultaneous exercises of options granted under this or any other stock option plan of the Company. The fair market value of such tendered shares shall be determined as provided in Section 4(b) herein. The Committee may also, in its sole discretion, permit option holders to deliver a notice of exercise of options and simultaneously to sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the exercise price. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares.

                  (e) Accelerated Ownership Feature. An option may, in the discretion of the Committee, include the right to acquire an accelerated ownership stock option ("AO Option"). An option which provides for the grant of an AO Option shall entitle the option holder upon exercise of that option and payment of the appropriate exercise price in shares of Common Stock that have been owned by such option holder for not less than six months prior to the date of exercise, to receive an AO Option. An AO Option is an option to purchase, at fair market value at the date of grant of the AO Option, a number of shares of Common Stock equal to the sum of the number of whole shares delivered by the option holder in payment of the exercise price of the original option and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. An AO Option shall expire on the same date that the original option would have expired had it not been exercised. All AO Options shall be nonqualified options.

                  (f)      Effect of Termination of Employment or Death.

                           (i)      In the event that an optionee shall cease
to be employed by the Company, its subsidiaries or its affiliated partnerships, if any, for any reason other than his or her serious misconduct or his or her death or disability, such optionee shall have the right to exercise the option to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of termination, as follows: (A) with respect to an Incentive Stock Option, such optionee shall have the right to exercise the option at any time within three (3) months after such termination of employment, subject to the condition that no option shall be exercisable after the expiration of the term of the option; and (B) with respect to an option that does not qualify as an Incentive Stock Option, such optionee shall have the right to exercise the option at any time within a period determined by the Committee (which in no event shall be less than three months or more than five years after such termination), subject to the condition that no option shall be exercisable after the expiration of the term of the option.

                           (ii)     In the event that an optionee shall cease
to be employed by the Company, its subsidiaries or its affiliated partnerships, if any, by reason of his or her serious misconduct during the course of his or her employment, the option shall be terminated as of the date of the misconduct.

                           (iii)    If the optionee shall die while in the
employ of the Company, a subsidiary or an affiliated partnership, if any, or within three (3) months after termination of employment, for any reason other than serious misconduct, or if employment is terminated because the optionee has become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of the Company, a subsidiary or an affiliated partnership, if any, and such optionee shall not have fully exercised the option, such option may be exercised at any time within a period determined by the Committee (which in no event shall be less than three (3) months or more than five (5) years after his or her death or date of termination of employment for such disability) by the optionee, personal representatives, administrators, or guardians of the optionee, as applicable, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares he or she was entitled to purchase under the option on the date of death, termination of employment, if earlier, or date of termination for such disability and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

                           (iv)     The Committee may extend the period during
which an Incentive Stock Option is exercisable following termination of employment beyond the maximum period set forth in Section 4(f)(i)(A) above up to five (5) years after such termination of employment, subject to the condition that no option shall be exercisable after the expiration of the term of the option; provided, however, that in such event, such option or a portion of such option may not qualify for treatment as an incentive stock option within the meaning of Section 422 of the Code.

                           (v)      Nothing in the Plan or in any agreement
thereunder shall confer on any employee any right to continue in the employ of the Company, any of its subsidiaries or any of its affiliated partnerships or affect, in any way, the right of the Company, any of its subsidiaries or any of its affiliated partnerships to terminate his or her employment at any time.

                  (g) Ten Percent Stockholder Rule. Notwithstanding any other provisions in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

                  (h) Nontransferability. No option granted under the Plan shall be transferrable by an optionee, other than by will or the laws of descent or distribution as provided in Section

4(f)(iii) herein. During the lifetime of an optionee the option shall be exercisable only by such optionee (except as provided in Section 4(f)(iii) herein).

         5.       Restricted Stock Awards.

                  Awards of Common Stock subject to forfeiture and transfer restrictions may be granted to any full or part-time employee of the Company, any of its subsidiaries or any of its affiliated partnerships, at any time or from time to time as determined by the Committee. The restricted stock awards shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

                  (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of shares of Common Stock as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

                  (b) Delivery of Common Stock and Restrictions. At the time of a restricted stock award, a certificate representing the number of shares of Common Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a stockholder with respect to the shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such shares; (ii) none of the shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the shares shall be forfeited and all rights of the grantee to such shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Stock was granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the shares of Common Stock subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted shares of Common Stock.

                  (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted shares of Common Stock subject thereto, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and restricted stock legend, shall be delivered to the grantee or his or her beneficiary or estate, as the case may be.

         6.       Tax Withholding.

                  The Company shall have the right to deduct from any settlement, including the delivery or vesting of shares, made under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is used to satisfy tax withholding, such stock shall be valued based on the fair market value of such Common Stock when the tax withholding is required to be made.

         7.       Dilution and Other Adjustments.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

         8.       Amendment or Discontinuance of Plan.

                  The Board of Directors of the Company may amend or discontinue the Plan at any time. Subject to the provisions of Section 7, no amendment of the Plan shall, without stockholder approval: (a) increase the maximum number of shares under the Plan as provided in Section 2 herein, (b) decrease the minimum option price provided in Section 4(b) herein, (c) extend the maximum option term under Section 4(c), or (d) materially modify the eligibility requirements for participation in the Plan. The above notwithstanding, the Board of Directors may amend the Plan to take into account changes in applicable securities, federal income tax laws and other applicable laws. The Board of Directors shall not alter or impair any option other award theretofore granted under the Plan without the consent of the holder of the option or other award.

         9.       Additional Restrictions.

                  The Committee shall have full and complete authority to determine whether all or any part of the Common Stock of the Company acquired upon exercise of any of the options or other awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the recipient's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or other awards.

         10.      Effective Date and Termination of Plan.

                  (a) The Plan was approved by the Board of Directors effective as of March 3, 1992, and shall be approved by the stockholders of the Company within twelve (12) months thereof.

                  (b) Unless the Plan shall have been discontinued as provided in Section 8 hereof, the Plan shall terminate on March 3, 2002. No option or other award may be granted after such termination, but termination of the Plan shall not, without the consent of the holder of the option or other award, alter or impair any rights or obligations under any option or other award theretofore granted.

         11.      Limited Transferability.

                  (a) Notwithstanding any other provisions of this Plan including, but not limited to, Section 4(h), an optionee, if permitted by his or her option agreement, may transfer options granted under this Plan if the option(s) and/or the transfer meet the following conditions:

                           (i) The option must be an option which is not an Incentive Stock Option.

                           (ii) The option may only be transferred to the optionee's immediate family, trusts established solely for the benefit of the optionee's immediate family or partnerships of which the only partners are members of the optionee's immediate family (a "Permitted Transferee").

                                    (A)     "Immediate family" means the
                                            optionee's children and
                                            grandchildren, including adopted
                                            children and grandchildren,
                                            stepchildren, parents, stepparents,
                                            grandparents, spouse, siblings
                                            (including half brothers and
                                            sisters), father-in-law,
                                            mother-in-law, daughters-in-law and
                                            sons-in-law.

                                    (B)     A trust to which an option is
                                            transferred must: be solely for the
                                            benefit of immediate family
                                            members; be irrevocable; preclude
                                            the optionee from being or becoming
                                            a beneficiary of such trust;
                                            preclude the trustee from paying
                                            the optionee or the optionee's
                                            estate or personal representative
                                            any principal or income to
                                            reimburse the estate or personal
                                            representative for any income tax
                                            liability attributable to the
                                            exercise of the option; preclude
                                            the optionee or his or her spouse
                                            from becoming a trustee of the
                                            trust, voting any shares held by
                                            the trust, exercising any powers of
                                            appointment with respect to the
                                            trust or any powers which would
                                            cause the principal or income of
                                            the trust to be included in the
                                            optionee or the optionee's spouse's
                                            income tax return or gross estate
                                            under any section of the Code or
                                            allow the optionee or the
                                            optionee's spouse to remove or
                                            replace any trustee of the trust.

                           (iii)    The option may be vested or nonvested.

                           (iv) The Committee must consent to the transfer on a case by case basis.

                           (v)      The transfer must be for no consideration.

                           (vi) After the transfer, the transferee will have sole responsibility for determining whether and when to exercise the option(s).

                           (vii)    Subsequent transfers of an Option
                                    transferred under this Section 11 shall be prohibited, other than by will or by the laws of descent and distribution upon the death of the transferee.

                           (viii) The options transferred must remain subject to all of the other terms and conditions of this Plan.

                  (b)      Except as otherwise specifically provided in this
                           Section 11, the transferee of the option shall be entitled to exercise all rights of an optionee under this Plan after the transfer.

                  (c) With respect to options which have been granted prior to the effective date of this amendment, the Committee shall obtain the consent of the optionee to amend the option agreement to include the provisions of this amendment. Such amendment to the option agreement must provide that the optionee will no longer be required or permitted to consent to the termination, modification or amendment of the Plan with respect to such options.

                  (d) If in the opinion of counsel to the Company the transfer of an option under this Plan would disqualify the option as an exempt performance-based option under Section 162(m) of the Code.